UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): June 25, 2004
                                                   -------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                    1-5807           75-0256410
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(State or other Jurisdiction  (Commission    (I. R. S. Employer
     of incorporation)        File Number)   Identification No.)



   2441 Presidential Parkway, Midlothian, Texas          76065
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     (Address of principal executive offices)         (Zip Code)



                         (972) 775-9801
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        (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

      The Company's Rights Agreement dated November 4, 1998 was amended on June 25, 2004 to permit the execution of the Agreement and Plan of Merger between a subsidiary of the Company and Alstyle Apparel without triggering the rights under the Rights Agreement. A copy of the First Amendment to the Rights Agreement is attached to this Current Report on Form 8K as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (c)  Exhibits

          99.1 First Amendment to the Rights Agreement

          99.2 Press Release dated June 25, 2004 - Ennis and
               Alstyle Apparel Agree to Merge


Item 9.   Regulation FD
          -------------

   On June 25th, 2004, a subsidiary of the Company and Centrum Acquisition Inc. (operating as Alstyle Apparel), a privately held manufacturer of t-shirts and fleece goods based in Anaheim, California, entered into a definitive Agreement and Plan of Merger to merge Alstyle with a subsidiary of the Company pursuant to a tax free exchange of stock. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 9.

   The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.2 is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.2, shall not be deemed to be incorporated by reference into the filings of Ennis, Inc. under the Securities Act of 1933.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ENNIS, INC.


Date:  June 29, 2004          /s/ Harve Cathey
                              ---------------------------------
                              Harve Cathey,
                              Vice President - Finance and CFO,
                              Secretary, Principal Financial
                              and Accounting Officer
                              Ennis, Inc.

                          EXHIBIT INDEX



          Exhibit                       Exhibit
           Number
       Exhibit 99.1 *  First Amendment to the Rights Agreement
       Exhibit 99.2 *  Press Release dated June 25, 2004 - Ennis
                       and Alstyle Apparel Agree to Merge

      *  Furnished and not filed.